                                  United States
                       Securities and Exchange Commission
                             Washington, D.C.  20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 19, 1997



                             POLARIS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

                          Commission File No.  1-11411

          MINNESOTA                                    41-1790959
          (State or other jurisdiction of              (IRS Employer
           incorporation or organization)              Identification No.)


          1225 Highway 169 North
          Minneapolis, Minnesota                       55441
          (Address of principal executive offices)     (Zip Code)

                                 (612) 542-0500
              (Registrant's telephone number, including area code)

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Item 5.   OTHER EVENTS

     On February 19, 1997, Polaris Industries Inc. announced, through a press release, that it is adding motorcycles to its line of businesses with the introduction of a made-in-the-U.S.A. model under the brand name "Victory", available in limited quantities in the spring of 1998. A copy of the press release is attached as an Exhibit.



Item 7.   FINANCIAL STATEMENTS AND EXHIBITS


     (c)  Exhibits

          99.1 Press Release dated February 19, 1997


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated:   February 21, 1997       POLARIS INDUSTRIES INC.



                                 By:   /s/  Michael W. Malone
                                     -------------------------------------------
                                     Michael W. Malone, Vice President - Finance
                                     Chief Financial Officer and Secretary